SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

  Date of Report (Date of earliest event reported) April 15, 1996.


                              HEALTH MANAGEMENT, INC.
         (Exact Name of Registrant as Specified in Charter)


     Delaware                0-18472              75-2096632
  (State or other          (Commission File     (I.R.S. Employer
  jurisdiction of              Number)         Identification No.)
  incorporation or
  organization)


  4250 Veterans Memorial Hwy, Ste 400 W., Holbrook, NY   11741
  (Address of principal executive offices)            (Zip Code)


                           (516) 981-0034
          (Registrant's telephone number, including area code)


                           Not Applicable
       (Former name, former address and former fiscal year, if changed since last report.)



  Item 5.  Other Events.

       On April 15, 1996 the Registrant issued a press release, a copy of which is attached as Exhibit 1 to this Form 8-K and is incorporated herein by reference.


  Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits

  Exhibit Number                Description

       99.3 Press release dated April 15, 1996 issued by the Registrant.


                                    SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                HEALTH MANAGEMENT, INC.
                                (Registrant)


  Date:  April 26, 1996

                                   /s/ James Mieszala
                                Name:   James Mieszala
                                Its:    Acting President



                                 Index to Exhibits


    Exhibit                                             Sequential
    Number                  Description                  Page No.

     99.3    Press release dated April 15, 1996               6
             issued by the Registrant.